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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2003


                           APPLE HOSPITALITY TWO, INC.
             (Exact name of registrant as specified in its charter)

                Virginia                             000-49748                          54-2010305
      (State or other jurisdiction                  (Commission                      (I.R.S. Employer
            of incorporation)                       File Number)                  Identification Number)


        10 South Third Street, Richmond, VA                                              23219
     (Address of principal executive offices)                                          (Zip Code)

                                 (804) 344-8121
              (Registrant's telephone number, including area code)


Item 2.  Acquisition or Disposition of Assets.

         Effective on January 31, 2003, Apple Suites, Inc., a Virginia corporation ("Suites"), merged (the "Merger") with and into Hospitality Acquisition Company, a Virginia corporation and a subsidiary of Apple Hospitality Two, Inc. ("Hospitality").

         At September 30, 2002, Suites owned, either directly or through its subsidiaries, a total of 17 upper-end extended-stay hotels throughout the United States, which comprised a total of 1,922 suites.

         Both Hospitality and Suites were originally organized by Glade M. Knight, who served as Chairman, Chief Executive Officer and President of both companies. The Merger did not change the management positions Mr. Knight held with Hospitality prior to the Merger. The boards of directors of Hospitality and Suites were also composed of the same directors, including Mr. Knight.

         Pursuant to the Merger, each Suites common share, issued and outstanding immediately prior to the effective time of the Merger, was converted into the right to receive either: (i) one Hospitality unit, consisting of one Hospitality common share and one Hospitality Series A

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preferred share; or (ii) if the holder of a Suites common share elected, $10.00 in cash, subject to a limit on the total amount of cash to be paid in the Merger. As a result of the Merger, holders of Suites common shares received a total of 10,883,543.809 Hospitality units and $17,831,331.91 in cash. Hospitality funded the cash portion of the Merger consideration with available cash.

         In addition, each Suites Class B convertible share, issued and outstanding immediately prior to the effective time of the Merger, was converted into the right to receive two Hospitality units. As a result, holders of Suites Class B convertible shares received a total of 480,000 Hospitality units in the Merger.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired.

         Financial statements of Suites, which are incorporated herein by reference, have been previously filed and reported in Hospitality's registration statement on Form S-4 (No. 333-101194), which incorporated by reference the following reports of Suites (File Number: 000-30491):

         (i) Suites' Annual Report on Form 10-K for the year ended December 31, 2001;

         (ii) Suites' Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002;

         (iii) Suites' Current Reports on Form 8-K filed July 2, 2001 (as amended by Current Report on Form 8-K/A on September 4, 2001 and April 1, 2002) and October 25, 2002; and

         (iv) The description of Suites' capital stock contained in Form 8-A filed April 28, 2000 under Section 12(g) of the Securities Exchange Act of 1934.

(b) Pro Forma Financial Information.

         The Hospitality Unaudited Pro Forma Condensed Combined Consolidated Financial Statements relating to the Merger have been previously filed and reported by Hospitality in Hospitality's registration statement of Form S-4 (No.333-101194) and are incorporated herein by reference.

(c) Exhibits.

2.1 Agreement and Plan of Merger, dated as of October 24, 2002, as amended, by and between Apple Hospitality Two, Inc., Apple Suites, Inc. and Hospitality Acquisition Company (with Appendix A thereto) (included as Annex A to the Joint Proxy Statement/Prospectus contained in Hospitality's registration statement on Form S-4 (No. 333-101194)).

23.1     Consent of Ernst & Young LLP for Apple Suites, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Apple Hospitality Two, Inc.


                                 By:      /s/ Glade M. Knight
                                      ---------------------------------------
                                      Glade M. Knight
                                      Chairman, Chief Executive Officer and
                                      President

                                      February 11, 2003



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